PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	10-01-2008	01-01-2009				15830	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: HOKU SCIENTIFIC, INC. (TIN: 99-0351487)
1075 OPAKAPAKA ST.
KAPOLEI, HI 96707

Lender: First Hawaiian Bank
University Branch
2411 S King St
Honolulu, HI 96826

Principal Amount: $5,000,000.00 **Initial Rate: 5.000%** **Date of Note: October 1, 2008**

PROMISE TO PAY. HOKU SCIENTIFIC, INC. ("Borrower") promises to pay to First Hawaiian Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million & 00/100 Dollars ($5,000,000.00), together with interest on the unpaid principal balance from October 1, 2008, until paid in full.

PAYMENT. Borrower will pay this loan in one principal payment of $5,000,000.00 plus interest on January 1, 2009. This payment due on January 1, 2009, will be for all principal and all accrued interest not yet paid. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 1, 2008, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the First Hawaiian Bank's "Prime Interest Rate", announced publicly from time to time and may not be the best or lowest rate charged by First Hawaiian Bank (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 5.000% per annum.** The interest rate to be applied to the unpaid principal balance during this Note will be at a rate equal to the Index, resulting in an initial rate of 5.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: First Hawaiian Bank, University Branch, 2411 S King St, Honolulu, HI 96826.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding a 4.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by any other guarantor, endorser, surety, or accommodation party, under this Note or the related documents in connection with the obtaining of the loan evidenced by this Note or any security document directly or indirectly securing repayment of this Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the related documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately

due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Hawaii without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Hawaii.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of the City and County of Honolulu, State of Hawaii.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by Lenders Maximizer savings or TCD account in the name of the borrower with a minimum balance of $5,000,000.00.

FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

INSURANCE. Borrower may obtain any required insurance from any insurance company that is licensed to do business in the jurisdiction identified in the Governing Law provision, subject to Lender's right to reject a particular insurer for reasonable cause.

RECOVERY OF REVERSED PAYMENTS. If any payment previously applied to Borrower's obligation under this Note must be returned by the Lender as a voidable preference under the Bankruptcy Code or for any other reason, whether by court order, administrative order, settlement or otherwise, Borrower and any guarantor of this Note will remain liable for the full amount returned. Borrower and any such guarantor will remain liable as if such amount had never been received by the Lender, notwithstanding any cancellation of this Note or termination of the guaranty or other agreement evidencing the obligation of any guarantor.

SCOPE OF LENDER'S RIGHTS. The Lender may exercise the following rights without giving notice to anyone, getting the consent of anyone or releasing anyone from the obligation to pay the full amount of this Note. Those rights are: (a) to delay or change the amount of the payments due under this Note; (b) to extend, renew or change any other term of this Note; (c) to take or release any security (including a co-guarantor); (d) to grant any releases or compromises; (e) to sue any guarantor directly without first suing Borrower or any other person or selling any security or pursuing any other remedy; or (f) to collect from any guarantor notwithstanding real or personal defenses Borrower may have. The Lender also has all the other rights which the law gives to the Lender. Any person who takes over the Lender's rights under this Note will have all of the Lender's rights .

EXERCISE OF MORE THAN ONE RIGHT. Each of the Lender's rights under this Note is separate. The Lender may exercise and enforce one or more of those rights, as well as any of the Lender's other rights under the law, one at a time or all at once.

NOTICE. Whenever the Lender is required to give you any notice, you agree that 5 days' notice is sufficient, even for any sale of the Collateral. The Lender will have given you notice if the Lender mails the notice to you, postage prepaid, at the address below your signature, or at any other address that you give the Lender in writing, or at your last address known to the Lender.

WHOLE AGREEMENT. No oral statements will be binding. All changes must be approved by Lender in writing.

SECURITY. This Note and any other Related Documents shall be secured by Borrower's property (or the property of another) if Borrower (or the property owner) sign a mortgage or security agreement which specifically describes this Note and the property which is to serve as security.

SIGNATURE(S) IN COUNTERPARTS. This [Note] may be executed in counterparts, each of which shall be deemed an original regardless of the date of its execution and delivery. All of such counterparts together shall constitute one and the same documents, binding all parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterparts. For all purposes, including, without limitation, recordation, filing and delivery of this document, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

HOKU SCIENTIFIC, INC.
By: ______________________

DARRYL S. NAKAMOTO, Treasurer of HOKU SCIENTIFIC, INC.

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	10-01-2008	01-01-2009				15830	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Grantor: HOKU SCIENTIFIC, INC. (TIN: 99-0351487)
1075 OPAKAPAKA ST.
KAPOLEI, HI 96707

Lender: First Hawaiian Bank
University Branch
2411 S King St
Honolulu, HI 96826

THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated October 1, 2008, is made and executed between HOKU SCIENTIFIC, INC. ("Grantor") and First Hawaiian Bank ("Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" means the following described deposit account ("Account"):

Pledge of the Lenders Maximizer savings #48-935974 in the name of the borrower, with a minimum balance of $5,000,000.00.

together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

No Prior Assignment. Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Further Transfer. Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

Validity; Binding Effect. This Agreement is binding upon Grantor and Grantor's successors and assigns and is legally enforceable in accordance with its terms.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default in Favor of Third Parties. Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or ability to perform Grantor's obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf, or made by any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any

material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Grantor and the failure by Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

Accelerate Indebtedness. Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.

Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Hawaii Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Hawaii Uniform Commercial Code, at law, in equity, or otherwise.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Hawaii without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Hawaii.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the City and County of Honolulu, State of Hawaii.

Non-Liability of Lender. The relationship between Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Grantor. Grantor is exercising Grantor's own judgment with respect to Grantor's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Grantor of any matter with respect to Grantor's business. Lender and Grantor intend that Lender may reasonably rely on all information supplied by Grantor to Lender, together with all representations and warranties given by Grantor to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

Notice of Lender's Breach. Grantor must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Grantor waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

Indemnification of Lender. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of

any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Grantor's rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Grantor to perform any of its obligations hereunder; and/or (4) any failure of Grantor to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Grantor's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Grantor's business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Grantor's indemnification obligations apply, then, upon Lender's demand, Grantor, at its sole cost and expense, shall defend such claim, action or proceeding in Grantor's name, if necessary, by the attorneys for Grantor's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Grantor and to assist in its defense and Grantor agrees to pay the fees and disbursements of such attorneys.

Preference Payments. Any monies Lender pays because of an asserted preference claim in Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Grantor as provided in this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

Waiver of Co-Obligor's Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Account. The word "Account" means the deposit account described in the "Collateral Description" section.

Agreement. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

Borrower. The word "Borrower" means HOKU SCIENTIFIC, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means HOKU SCIENTIFIC, INC..

Guaranty. The word "Guaranty" means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means First Hawaiian Bank, its successors and assigns.

Note. The word "Note" means the Note executed by HOKU SCIENTIFIC, INC. in the principal amount of $5,000,000.00 dated October 1, 2008, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 1, 2008.

GRANTOR:

HOKU SCIENTIFIC, INC.

By: ______________________________

DARRYL S. NAKAMOTO, Treasurer of HOKU SCIENTIFIC, INC.

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	10-01-2008	01-01-2009				15830	[signature]
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.							

Borrower: HOKU SCIENTIFIC, INC. (TIN: 99-0351487)
1075 OPAKAPAKA ST.
KAPOLEI, HI 96707

Lender: First Hawaiian Bank
University Branch
2411 S King St
Honolulu, HI 96826

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Corporation for $5,000,000.00 due on January 1, 2009. The reference rate (First Hawaiian Bank's "Prime Interest Rate", announced publicly from time to time and may not be the best or lowest rate charged by First Hawaiian Bank, currently 5.000%), resulting in an initial rate of 5.000.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

Other Disbursements: $5,000,000.00	$5,000,000.00
Note Principal:	$5,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash: $5,000.00 Loan Fees	$5,000.00
Total Charges Paid in Cash:	$5,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED OCTOBER 1, 2008.

BORROWER:

HOKU SCIENTIFIC, INC.

By: [signature]
DARRYL S. NAKAMOTO, Treasurer of HOKU SCIENTIFIC, INC.
